EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Longview Fibre Company (the "Company") on Form 10-Q for the period ended July 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, R. H. Wollenberg, President, Chief Executive Officer and Chairman of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Form 10-Q fully complies with the requirements of Section 13(a)or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 6, 2005

R. H. WOLLENBERG
R. H. WOLLENBERG
President, Chief Executive Officer and Chairman of the Board